                                                                    EXHIBIT 10.3
                                                                    ------------

              SECOND AMENDMENT TO SENIOR REVOLVING LOAN AGREEMENT


     THIS AMENDMENT, made and entered into this lst day of October, 1995, by and between Consolidation Coal Company, a Delaware corporation ("Borrower") and Morgan Guaranty Trust Company of New York ("Bank").

                                  WITNESSETH:

     WHEREAS, Borrower and Bank are parties to a Senior Revolving Loan Agreement dated as of December 23, 1993 (the "Loan Agreement"); and

     WHEREAS, Borrower and Bank desire to hereby amend the Loan Agreement in certain respects, effective December 13, 1995.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Borrower and Bank hereby agree as follows:

     1. The Loan Agreement is hereby amended in the following respects, effective December 13, 1995:

A.   The definition of "Applicable Margin" within SECTION 1.1 is amended in its
                        -----------------
     entirety to read as follows:

          "Applicable Margin" means, for any Interest Period, the amount
           -----------------
     indicated below for each type of Loan based upon the Credit Rating for each day during such Interest Period:

                                  LIBO         CD         Base
                                  Rate        Rate        Rate
            Credit Rating        Loans       Loans       Loans
            ---------------      ------      ------      ------

            Level I              0.225%      0.350%        0.0
            Level II             0.375%      0.500%        0.0
            Level III            0.625%      0.750%        1.0%

B.   SECTION 2.3 is amended in its entirety to read as follows:

          SECTION 2.3  Fees.  The Borrower agrees to pay the Bank, for the
                       ----
     period (including any portion thereof when its Commitment is suspended by reason of the Borrower's on the Effective Date and continuing through the Commitment Termination Date, a commitment fee at the rate of (i) 0.06% per annum for each day in such period when the Credit Rating is Level I and (ii) 0.09% per annum for each day in such period when the Credit Rating is Level II and (iii) 0.20% per annum for each day in such period when the Credit Rating is Level III, on the daily average of the excess of the Commitment Amount over the outstanding principal amount of the Bank's Loans. Such commitment fees shall be payable by the Borrower quarterly in arrears to the Bank for the period ending on each Quarterly Payment Date, commencing with the first such day following December 13, 1995 and on the Commitment Termination Date.

     2. All other terms and conditions of the Loan Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, Borrower and Bank have caused this Second Amendment to Senior Revolving Loan Agreement to be executed by their respective, duly authorized officers or representatives as of the day and year first above written.


                                    CONSOLIDATION COAL COMPANY


                                    By /s/ Michael F. Nemser
                                       ------------------------------
                                    Michael F. Nemser, Vice President
                                    and Treasurer of CONSOL Inc.,
                                    Attorney-in-Fact



                                    MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK



                                    By /s/ Robert Bottamedi
                                       -------------------------------
                                    Name: Robert Bottamedi
                                          ----------------------------
                                    Title: Vice President
                                           ---------------------------

                           SCHEDULE TO EXHIBIT 10.3


     In addition, to Exhibit 10.3, Consolidation Coal Company entered into Second Amendments to the Senior Revolving Loan Agreements of the same date with each of the following banks, all of which are substantially identical to Exhibit
10.3 in all material respects:

     PNC Bank

     The Bank of Nova Scotia

     Citibank N.A.

     Mellon Bank, N.A.